UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-21928

Short-Term Bond Fund of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2013

Courtney R. Taylor

Short-Term Bond Fund of America

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Short-Term Bond Fund of America® Annual report for the year ended August 31, 2013

Short-Term Bond Fund of America seeks to provide current income while preserving capital by investing in high-quality debt securities and maintaining a portfolio with a dollar-weighted average maturity no greater than three years.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 2.50%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2013 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	Lifetime (since 10/2/06)

Reflecting 2.50% maximum sales charge	–3.03%	1.01%	1.64%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.60% for Class A shares as of the prospectus dated November 1, 2013 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of September 30, 2013, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 0.39%. The fund’s 12-month distribution rate for Class A shares as of that date was 0.64%. Both reflect the 2.50% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Contents

1	Letter to investors

4	The value of a $10,000 investment

5	Summary investment portfolio

8	Financial statements

26	Board of trustees and other officers

Fellow investors:

Short-Term Bond Fund of America recorded a total return of –0.82% over the fiscal year ended August 31, 2013. Market volatility during the final few months took its toll on the fund’s investments in mortgage-related securities in particular.

The unmanaged Barclays U.S. Government/Credit 1–3 Years ex BBB Index gained 0.31% over the 12-month period. Though it serves as a broad measure of the market in which the fund invests, it should be noted that mortgage-related securities, on average, accounted for just a fraction of one percent of the total value of the index’s underlying securities. Meanwhile, the Lipper Short Investment Grade Debt Funds Average posted a 0.52% return. This peer group measure includes funds that — unlike this fund — invest in relatively risky longer term bonds, as well as below-investment-grade ones, rated Ba/BB and lower.

Results for longer time periods are shown in the table below. While we are disappointed by the recent return, it’s important to remember that the fund’s conservative investment approach is designed to offer investors a measure of stability over the longer term — seeking to preserve their initial investment while also providing some income.

Over the course of what was in many ways a challenging period for bond investors, the fund’s share price declined 15 cents to $9.95. Investors who reinvested dividends or took their dividends in cash received an income return of about 0.67%.

Results at a glance

For periods ended August 31, 2013, with dividends reinvested

	Cumulative total returns	Average annual total returns
	1 year	3 years	5 years	Lifetime (since 10/2/06)

Short-Term Bond Fund of America (Class A shares)	–0.82%	0.28%	1.35%	1.99%
Barclays U.S. Government/Credit 1–3 Years ex BBB Index*	0.31	0.95	2.15	3.09
Lipper Short Investment Grade Debt Funds Average	0.52	1.63	2.83	2.94

*	The index is unmanaged and, therefore, has no expenses.

Short-Term Bond Fund of America	1

Economic and market overview

There were many ups and downs for the economy as the fragile recovery continued. During the first half of the fiscal year, positive news — especially in regard to housing and the labor market — was quite plentiful. Job growth data toward the end of the fiscal year, however, was disappointingly weak. Similarly, the housing market’s recovery appeared to decelerate as home prices rose at a slower pace and the volume of new home sales declined.

Actions by the Federal Reserve — as well as investors’ reaction to, and anticipation of, them — had a profound effect on the market. Earlier in the period, the Fed announced that the official interest rate would likely stay close to zero until unemployment falls below 6.5%. This commitment, together with its augmented bond buying activity — adding monthly purchases of $45 billion of longer term U.S. Treasury bonds to an existing program to buy $40 billion of mortgage-backed securities each month — supported investor demand for other higher yielding debt.

In May and June 2013, comments by Federal Reserve Chairman Ben Bernanke were widely interpreted as portending the imminent tapering of the Fed’s massive bond buying activity. With many investors apparently reasoning that demand for bonds was about to dwindle, a broad market selloff ensued.

Against this backdrop, Treasuries generated a negative total return of –3.1% over the 12 months. Returns for non-commercial mortgage-backed securities were hit with a double whammy: a sharp rise in mortgage rates added to worries over a drop in demand. U.S. corporate bond returns also ended the period in negative territory. Corporates lost 1.6%, with financials one of the few sectors to post a positive return.

Inside the portfolio

As of August 31, 2013, Treasuries and other U.S. government obligations accounted for 47.5% of fund assets. With shorter term Treasuries yielding close to zero, as well as the maturing of a number of higher yielding, higher quality investments issued during the financial crisis, the fund’s portfolio managers found select opportunities in other sectors.

The next-largest portion of the portfolio (17.2%) was invested in mortgage-related securities. Our investments in this sector centered on agency pass-through securities. Owners of pass-throughs are, in effect, receiving the mortgage payments of a pool of homeowners across the U.S. Earlier in the period, the fund selectively bought agency securities backed by single-family mortgages, alongside some that are backed by multifamily loans.

Broadly, our focus was on identifying securities with appropriate maturity characteristics that may add yield to the portfolio incrementally without introducing too much volatility. We also selectively sold nonagency commercial mortgage-backed securities (CMBS) and sought other types of investments with the potential to offer yield more sustainably. Our research suggested that the longer term return potential of some of our CMBS holdings deteriorated because they had become more likely to be “called” early (bought back by the issuer before the bond matures).

Investments in corporate bonds amounted to 16.5% of assets at fiscal year-end. Over the period, we identified relatively attractive opportunities among select high-quality U.S. companies in a variety of industries, including telecommunications and energy. Generally, corporate America is in robust health. Profitability appears quite solid and balance sheets are in good shape, too.

2	Short-Term Bond Fund of America

In our view, the fund’s corporate bond holdings are likely to add incremental yield and stability to the portfolio.

Looking ahead

We are heartened by the sharp reduction in the U.S. deficit over the past fiscal year. Economic growth, tax increases and tax-cut lapses have all played a role, but much more progress is needed. Up until a few months ago, market volatility had mostly remained muted despite significant domestic events such as the November 2012 election, the “fiscal cliff” of automatic spending cuts and expiring tax breaks, sequestration (across-the-board budget cuts) and the debt ceiling.

Recently, however, the market environment may have started to shift. Investor confidence appears more fragile in anticipation of the Fed scaling back its bond purchases and the prospect of a higher official interest rate.

What’s our take? While we also believe that the Fed will begin to pull back from unconventional monetary policy, our view is that this is likely to happen more slowly than the market “thinks” — that is, as was implied by bond yields at fiscal year-end.

As of August 31, 2013, Treasury yields implied that the market expected the Fed to raise the official interest rate as early as the end of 2014. However, slower-than-anticipated growth — a distinct possibility given the fragility of the recovery — could translate into a much later date.

Changes in the job market may have a similar delaying impact. If, for example, just a fraction of those people who had stopped looking for work try to reenter the labor market as the economy improves, then the unemployment rate would jump higher. This, in turn, could postpone any official rate hike; statements by Fed officials suggest that a rate change is a possibility when the unemployment rate drops to around 6.5%.

An imminent rise in the official interest rate by the Fed appears unlikely, but what about when interest rates do eventually go up? The first thing to note is that rising rates do not affect all types of bonds in the same way.

In particular, the value of a diversified portfolio with a shorter average maturity — such as this fund’s, which is invested primarily in high-quality debt securities with an average maturity of less than three years — should tend to hold up better than the value of one with a longer maturity. Furthermore, an actively managed fund such as ours will be able to use an environment of gradually rising yields to reinvest in bonds that offer potentially higher total returns.

The fund’s diversified portfolio seeks to offer investors a measure of stability — serving as an anchor within their overall investment mix. The fund may, therefore, be an appropriate choice for those who are seeking a better potential return in the short term than that typically offered by a money market fund (an investment in Short-Term Bond Fund of America entails additional investment risks that are not present with money market funds).

We are grateful for your ongoing support and look forward to reporting to you again in six months.

Cordially,

David A. Hoag

President

October 11, 2013

For current information about the fund, visit americanfunds.com.

Short-Term Bond Fund of America	3

The value of a $10,000 investment

How a $10,000 investment has fared (for the period October 2, 2006, to August 31, 2013, with dividends reinvested)

Fund results shown are for Class A shares and, unless otherwise indicated, reflect deduction of the maximum sales charge of 2.50% on the $10,000 investment.¹ Thus, the net amount invested was $9,750. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $500,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The index is unmanaged and, therefore, has no expenses.
[3]	Results of the Lipper Short Investment Grade Debt Funds Average do not reflect any sales charges.
[4]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[5]	For the period October 2, 2006 (when the fund began operations), through November 30, 2006.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2013)*

Class A shares	1 year	5 years	Lifetime (since 10/2/06)

At maximum offering price (reflecting the maximum 2.50% sales charge)	–3.31%	0.85%	1.61%
At net asset value	–0.82	1.35	1.99

*	Assumes reinvestment of all distributions.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

4	Short-Term Bond Fund of America

Summary investment portfolio August 31, 2013

Investment mix by security type	Percent of net assets

Quality breakdown*	Percent of net assets
U.S. Treasury and agency†	47.5%
Aaa/AAA	20.5
Aa/AA	10.2
A/A	9.8
Short-term securities & other assets less liabilities	12.0

*	Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the United States government.

Bonds, notes & other debt instruments 87.99%	Principal amount (000)	Value (000)	Percent of net assets
Federal agency bonds & notes 26.15%
Fannie Mae:
0.875% 2014	$28,750	$28,941
2.75% 2014	40,000	40,554
0.50% 2016	50,000	49,798
0.50% 2016	31,070	30,870
1.375% 2016	50,000	50,554
0.75% 2017	50,000	49,197	13.66%
1.00% 2017	41,750	40,620
1.25% 2017	50,000	50,232
5.00% 2017	63,805	72,324
0.375%–4.625% 2013–2022[1]	205,033	204,602
Freddie Mac:
Series 1, 0.50% 2013	50,000	50,021
0.625% 2014	36,000	36,140
3.00% 2014	40,000	41,013	7.69
0.50% 2016	36,480	36,214
2.50% 2016	45,000	47,044
0.375%–5.00% 2013–2019[1]	137,486	137,124
Federal Home Loan Bank:
3.625% 2013	40,820	41,009
0.50% 2015	30,000	29,998	3.98
0.375% 2016	75,000	74,195
0.375%–1.00% 2014–2017	35,105	35,006
Private Export Funding Corp. 1.375% 2017	36,930	37,165	.82
		1,182,621	26.15

Short-Term Bond Fund of America	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)	Percent of net assets
U.S. Treasury bonds & notes 21.32%
U.S. Treasury 20.76%
1.50% 2013	$56,250	$56,511
3.125% 2013	80,000	80,183
1.875% 2014	44,250	44,766
1.875% 2014	40,000	40,356
2.25% 2014	25,000	25,393
2.375% 2014	25,000	25,591
4.25% 2014	25,000	26,212
0.25% 2015	50,000	49,982
0.25% 2015	30,000	29,947	20.76%
1.25% 2015	25,000	25,425
2.50% 2015	45,945	47,593
0.25% 2016	75,000	74,140
0.375% 2016	88,195	87,669
1.00% 2016	55,000	55,266
0.625% 2017	41,130	40,081
1.00% 2017	65,000	64,802
4.50% 2017	72,000	80,801
0.75%–4.125% 2014–2017	82,500	84,239
		938,957	20.76

U.S. Treasury inflation- protected securities[2] 0.56%
U.S. Treasury Inflation-Protected Security 2.00% 2014	25,273	25,529	.56

Total U.S. Treasury bonds & notes		964,486	21.32

Mortgage-backed obligations[1] 17.16%
Fannie Mae:
2.50% 2023	66,991	68,239
2.50% 2023	28,519	29,050
3.50% 2027	42,430	44,399
2.50% 2028	41,510	41,164	12.55
3.50% 2028	33,945	35,527
4.50% 2043	25,450	26,858
0.384%–6.00% 2019–2043[3]	311,071	322,070
Freddie Mac 2.36%–5.50% 2024–2043[3]	62,864	66,041	1.46
Other securities		142,491	3.15
		775,839	17.16
Corporate bonds & notes 16.55%
Health care 2.95%
Merck & Co., Inc. 0.623% 2018[3]	26,200	26,219	.58
Other securities		107,098	2.37
		133,317	2.95

Industrials 1.15%
General Electric Corp. 5.25% 2017	800	905
General Electric Capital Corp. 1.625%–2.30% 2015–2017	22,250	22,579	.52
Other securities		28,350	.63
		51,834	1.15

Other corporate bonds & notes 12.45%
Other securities		563,078	12.45

Total corporate bonds & notes		748,229	16.55

6	Short-Term Bond Fund of America

	Principal amount (000)	Value (000)	Percent of net assets
Municipals 3.04%
Other securities		$137,257	3.04%

Asset-backed obligations[1] 2.50%
Aesop Funding II LLC:
Series 2010-3A, Class A, 4.64% 2016[4]	$28,331	29,855
1.92%–3.15% 2017–2019[4]	22,834	23,372	1.18
Other securities		59,691	1.32
		112,918	2.50

Bonds & notes of government agencies outside the U.S. 1.27%
KfW 0.50% 2015	28,740	28,689	.63
Other securities		28,843	.64
		57,532	1.27

Total bonds, notes & other debt instruments (cost: $3,975,612,000)		3,978,882	87.99

Short-term securities 10.03%
Freddie Mac 0.10%–0.14% due 11/19/2013–5/1/2014	139,900	139,833	3.09
Private Export Funding Corp. 0.21%–0.235% due 11/5/2013–2/20/2014[4]	96,600	96,531	2.14
Federal Home Loan Bank 0.11% due 12/11/2013	83,000	82,989	1.84
General Electric Co. 0.04% due 9/3/2013	24,000	24,000
General Electric Capital Corp. 0.17% due 9/12/2013	11,600	11,600	.79
Siemens Capital Co. LLC 0.12% due 9/12/2013[4]	30,000	29,998	.66
Fannie Mae 0.137% due 9/11/2013	7,800	7,800	.17
Other securities		60,675	1.34

Total short-term securities (cost: $453,369,000)		453,426	10.03
Total investment securities (cost: $4,428,981,000)		4,432,308	98.02
Other assets less liabilities		89,681	1.98

Net assets		$4,521,989	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See page 28 for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Coupon rate may change periodically.
[4]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration,normally to qualified institutional buyers. The total value of all such securities,including those in “Other securities,” was $394,543,000,which represented 8.72% of the net assets of the fund.

See Notes to Financial Statements

Short-Term Bond Fund of America	7

Financial statements

Statement of assets and liabilities at August 31, 2013	(dollars in thousands)

Assets:
Investment securities, at value (cost: $4,428,981)		$4,432,308
Cash		74
Receivables for:
Sales of investments	$473,550
Sales of fund’s shares	15,151
Interest	16,851	505,552
		4,937,934
Liabilities:
Payables for:
Purchases of investments	405,363
Repurchases of fund’s shares	7,361
Dividends on fund’s shares	155
Investment advisory services	1,094
Services provided by related parties	1,859
Trustees’ deferred compensation	35
Other	78	415,945
Net assets at August 31, 2013		$4,521,989

Net assets consist of:
Capital paid in on shares of beneficial interest		$4,527,009
Undistributed net investment income		71
Accumulated net realized loss		(8,418)
Net unrealized appreciation		3,327
Net assets at August 31, 2013		$4,521,989

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (454,687 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$3,124,625	314,139	$9.95
Class B	24,766	2,492	9.94
Class C	143,199	14,425	9.93
Class F-1	146,661	14,745	9.95
Class F-2	272,362	27,382	9.95
Class 529-A	282,407	28,392	9.95
Class 529-B	3,850	388	9.93
Class 529-C	71,094	7,168	9.92
Class 529-E	17,635	1,773	9.95
Class 529-F-1	40,887	4,111	9.95
Class R-1	4,628	466	9.92
Class R-2	41,154	4,146	9.93
Class R-3	54,928	5,522	9.95
Class R-4	24,627	2,476	9.95
Class R-5	13,096	1,317	9.95
Class R-6	256,070	25,745	9.95

See Notes to Financial Statements

8	Short-Term Bond Fund of America

Statement of operations for the year ended August 31, 2013	(dollars in thousands)

Investment income:
Income:
Interest		$49,035
Fees and expenses*:
Investment advisory services	$12,674
Distribution services	9,825
Transfer agent services	4,263
Administrative services	952
Reports to shareholders	173
Registration statement and prospectus	329
Trustees’ compensation	41
Auditing and legal	73
Custodian	11
State and local taxes	13
Other	452	28,806
Net investment income		20,229

Net realized gain and unrealized depreciation on investments:
Net realized gain on investments		3,570
Net unrealized depreciation on investments		(63,772)
Net realized gain and unrealized depreciation on investments		(60,202)

Net decrease in net assets resulting from operations		$(39,973)

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Short-Term Bond Fund of America	9

Statements of changes in net assets
	(dollars in thousands)

	Year ended August 31
	2013	2012
Operations:
Net investment income	$20,229	$31,386
Net realized gain on investments	3,570	3,215
Net unrealized depreciation on investments	(63,772)	(74)
Net (decrease) increase in net assets resulting from operations	(39,973)	34,527

Dividends paid or accrued to shareholders from net investment income	(27,895)	(38,950)

Net capital share transactions	304,988	(116,646)

Total increase (decrease) in net assets	237,120	(121,069)

Net assets:
Beginning of year	4,284,869	4,405,938
End of year (including undistributed and distributions in excess of net investment income: $71 and $(68), respectively)	$4,521,989	$4,284,869

See Notes to Financial Statements

10	Short-Term Bond Fund of America

Notes to financial statements

1. Organization

Short-Term Bond Fund of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide current income while preserving capital by investing in high-quality debt securities and maintaining a portfolio with a dollar-weighted average maturity no greater than three years.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 2.50%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C*	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C*	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*	Class B, 529-B, C and 529-C shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

Short-Term Bond Fund of America	11

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity or average life, which may be shorter than the stated maturity.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

12	Short-Term Bond Fund of America

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2013, all of the fund’s investment securities were classified as Level 2.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Investing in mortgage-backed and asset-backed securities — Many types of bonds and other debt securities, including mortgage-backed securities, are subject to prepayment risk as well as the risks associated with investing in debt securities in general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the expected duration of the securities may be extended, reducing the cash flow for potential reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Short-Term Bond Fund of America	13

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2013, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state tax authorities for tax years before 2008.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; paydowns on fixed-income securities; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2013, the fund reclassified $7,806,000 from accumulated net realized loss to undistributed net investment income and $1,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of August 31, 2013, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$262
Capital loss carryforward*	(8,418)
Gross unrealized appreciation on investment securities	24,897
Gross unrealized depreciation on investment securities	(21,570)
Net unrealized appreciation on investment securities	3,327
Cost of investment securities	4,428,981
*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended August 31
Share class	2013	2012
Class A	$20,902	$30,518
Class B	12	130
Class C	15	252
Class F-1	742	1,309
Class F-2	2,169	3,187
Class 529-A	1,694	2,252
Class 529-B	1	9
Class 529-C	9	40
Class 529-E	47	88
Class 529-F-1	284	341
Class R-1	1	7
Class R-2	5	61
Class R-3	123	235
Class R-4	130	156
Class R-5	119	168
Class R-6	1,642	197
Total	$27,895	$38,950

14	Short-Term Bond Fund of America

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.360% on the first $500 million of daily net assets and decreasing to 0.250% on such assets in excess of $4 billion. For the year ended August 31, 2013, the investment advisory services fee was $12,674,000, which was equivalent to an annualized rate of 0.287% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use a portion (0.15% for Class A, B, 529-A and 529-B shares and 0.25% for all other share classes) of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2013, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.30%
Class 529-A	0.25	0.50
Classes B and 529-B	0.90	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

Short-Term Bond Fund of America	15

For the year ended August 31, 2013, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$5,767	$3,029	$309	Not applicable
Class B	280	34	Not applicable	Not applicable
Class C	1,512	154	76	Not applicable
Class F-1	340	172	68	Not applicable
Class F-2	Not applicable	280	133	Not applicable
Class 529-A	404	213	141	$277
Class 529-B	44	4	2	5
Class 529-C	717	58	36	71
Class 529-E	91	11	9	18
Class 529-F-1	—	28	19	37
Class R-1	51	6	3	Not applicable
Class R-2	306	148	21	Not applicable
Class R-3	255	91	25	Not applicable
Class R-4	58	26	12	Not applicable
Class R-5	Not applicable	8	7	Not applicable
Class R-6	Not applicable	1	91	Not applicable
Total class-specific expenses	$9,825	$4,263	$952	$408

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $41,000, shown on the accompanying financial statements, includes $35,000 in current fees (either paid in cash or deferred) and a net increase of $6,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2013

Class A	$1,607,809	160,125	$20,315	2,022		$(1,536,334)	(152,951)	$91,790	9,196
Class B	9,630	959	12	1		(21,590)	(2,149)	(11,948)	(1,189)
Class C	72,995	7,283	14	1		(95,655)	(9,527)	(22,646)	(2,243)
Class F-1	84,530	8,429	720	72		(82,934)	(8,251)	2,316	250
Class F-2	225,657	22,440	1,517	151		(216,760)	(21,553)	10,414	1,038
Class 529-A	116,137	11,557	1,682	168		(96,853)	(9,652)	20,966	2,073
Class 529-B	1,804	180	1	—	†	(3,944)	(393)	(2,139)	(213)
Class 529-C	30,105	3,000	9	1		(29,149)	(2,907)	965	94
Class 529-E	7,044	701	47	4		(6,485)	(646)	606	59
Class 529-F-1	15,636	1,558	282	28		(10,301)	(1,026)	5,617	560
Class R-1	2,216	220	1	—	†	(2,468)	(246)	(251)	(26)
Class R-2	20,029	1,994	5	1		(16,268)	(1,622)	3,766	373
Class R-3	31,954	3,180	122	12		(22,382)	(2,228)	9,694	964
Class R-4	19,030	1,892	129	13		(15,549)	(1,547)	3,610	358
Class R-5	8,504	846	119	12		(8,746)	(871)	(123)	(13)
Class R-6	214,296	21,303	1,640	164		(23,585)	(2,352)	192,351	19,115
Total net increase (decrease)	$2,467,376	245,667	$26,615	2,650		$(2,189,003)	(217,921)	$304,988	30,396

16	Short-Term Bond Fund of America

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended August 31, 2012

Class A	$1,145,185	113,532	$29,437	2,918	$(1,342,843)	(133,139)	$(168,221)	(16,689)
Class B	14,041	1,392	126	12	(35,407)	(3,510)	(21,240)	(2,106)
Class C	63,334	6,278	240	24	(123,275)	(12,222)	(59,701)	(5,920)
Class F-1	91,057	9,026	1,280	127	(101,679)	(10,082)	(9,342)	(929)
Class F-2	204,879	20,313	2,451	243	(205,727)	(20,393)	1,603	163
Class 529-A	114,317	11,334	2,241	222	(66,217)	(6,565)	50,341	4,991
Class 529-B	3,589	356	9	1	(5,116)	(507)	(1,518)	(150)
Class 529-C	32,075	3,180	40	4	(20,773)	(2,060)	11,342	1,124
Class 529-E	7,637	757	87	9	(4,288)	(425)	3,436	341
Class 529-F-1	15,386	1,525	339	34	(7,242)	(718)	8,483	841
Class R-1	1,801	179	7	1	(3,195)	(317)	(1,387)	(137)
Class R-2	25,736	2,551	61	6	(24,156)	(2,395)	1,641	162
Class R-3	23,636	2,344	233	23	(17,576)	(1,742)	6,293	625
Class R-4	15,323	1,519	154	16	(9,680)	(960)	5,797	575
Class R-5	11,462	1,136	164	16	(13,337)	(1,322)	(1,711)	(170)
Class R-6	61,635	6,112	197	20	(4,294)	(426)	57,538	5,706
Total net increase (decrease)	$1,831,093	181,534	$37,066	3,676	$(1,984,805)	(196,783)	$(116,646)	(11,573)

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $5,581,856,000 and $5,219,792,000, respectively, during the year ended August 31, 2013.

Short-Term Bond Fund of America	17

Financial highlights

		(Loss) income from investment operations[1]
	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers[3]	Ratio of net income (loss) to average net assets[3]
Class A:
Year ended 8/31/2013	$10.10	$.05	$(.13)	$(.08)	$(.07)	$9.95	(.82)%	$3,124	.60%	.60%	.51%
Year ended 8/31/2012	10.11	.08	.01	.09	(.10)	10.10	.87	3,080	.60	.60	.79
Year ended 8/31/2011	10.15	.12	(.04)	.08	(.12)	10.11	.79	3,251	.63	.63	1.14
Year ended 8/31/2010	10.02	.14	.13	.27	(.14)	10.15	2.75	3,146	.63	.63	1.39
Year ended 8/31/2009	9.90	.17	.14	.31	(.19)	10.02	3.22	2,358	.66	.66	1.80
Class B:
Year ended 8/31/2013	10.10	(.02)	(.14)	(.16)	— [4]	9.94	(1.55)	25	1.31	1.31	(.20)
Year ended 8/31/2012	10.11	.01	.01	.02	(.03)	10.10	.17	37	1.30	1.30	.10
Year ended 8/31/2011	10.15	.05	(.04)	.01	(.05)	10.11	.13	59	1.29	1.29	.50
Year ended 8/31/2010	10.02	.08	.13	.21	(.08)	10.15	2.08	81	1.28	1.28	.74
Year ended 8/31/2009	9.90	.10	.14	.24	(.12)	10.02	2.44	79	1.42	1.41	1.04
Class C:
Year ended 8/31/2013	10.10	(.03)	(.14)	(.17)	— [4]	9.93	(1.67)	143	1.45	1.45	(.34)
Year ended 8/31/2012	10.11	(.01)	.01	—	(.01)	10.10	.03	168	1.45	1.45	(.05)
Year ended 8/31/2011	10.15	.04	(.04)	—	(.04)	10.11	(.02)	228	1.44	1.44	.34
Year ended 8/31/2010	10.02	.06	.13	.19	(.06)	10.15	1.93	240	1.43	1.43	.59
Year ended 8/31/2009	9.90	.09	.14	.23	(.11)	10.02	2.40	219	1.47	1.46	1.00
Class F-1:
Year ended 8/31/2013	10.10	.04	(.14)	(.10)	(.05)	9.95	(.95)	147	.73	.73	.38
Year ended 8/31/2012	10.11	.07	.01	.08	(.09)	10.10	.77	146	.70	.70	.69
Year ended 8/31/2011	10.15	.11	(.04)	.07	(.11)	10.11	.73	156	.69	.69	1.09
Year ended 8/31/2010	10.02	.14	.13	.27	(.14)	10.15	2.70	192	.68	.68	1.33
Year ended 8/31/2009	9.90	.17	.14	.31	(.19)	10.02	3.16	156	.72	.71	1.77
Class F-2:
Year ended 8/31/2013	10.10	.07	(.14)	(.07)	(.08)	9.95	(.68)	272	.46	.46	.66
Year ended 8/31/2012	10.11	.10	.01	.11	(.12)	10.10	1.06	266	.41	.41	.98
Year ended 8/31/2011	10.15	.14	(.04)	.10	(.14)	10.11	1.02	265	.40	.40	1.36
Year ended 8/31/2010	10.02	.17	.13	.30	(.17)	10.15	3.00	193	.39	.39	1.63
Year ended 8/31/2009	9.90	.19	.14	.33	(.21)	10.02	3.40	227	.41	.41	1.87
Class 529-A:
Year ended 8/31/2013	10.10	.04	(.13)	(.09)	(.06)	9.95	(.89)	282	.67	.67	.44
Year ended 8/31/2012	10.11	.07	.01	.08	(.09)	10.10	.82	266	.65	.65	.73
Year ended 8/31/2011	10.15	.12	(.04)	.08	(.12)	10.11	.78	216	.64	.64	1.13
Year ended 8/31/2010	10.02	.14	.13	.27	(.14)	10.15	2.74	160	.63	.63	1.37
Year ended 8/31/2009	9.90	.16	.14	.30	(.18)	10.02	3.09	77	.79	.78	1.66
Class 529-B:
Year ended 8/31/2013	10.10	(.03)	(.14)	(.17)	— [4]	9.93	(1.67)	4	1.44	1.44	(.33)
Year ended 8/31/2012	10.11	(.01)	.01	—	(.01)	10.10	.04	6	1.43	1.43	(.04)
Year ended 8/31/2011	10.15	.04	(.04)	—	(.04)	10.11	— [5]	8	1.42	1.42	.36
Year ended 8/31/2010	10.02	.06	.13	.19	(.06)	10.15	1.95	9	1.41	1.41	.60
Year ended 8/31/2009	9.90	.09	.14	.23	(.11)	10.02	2.31	6	1.54	1.54	.88
Class 529-C:
Year ended 8/31/2013	10.10	(.04)	(.14)	(.18)	— [4]	9.92	(1.77)	71	1.52	1.52	(.41)
Year ended 8/31/2012	10.11	(.01)	.01	—	(.01)	10.10	(.04)	72	1.52	1.52	(.13)
Year ended 8/31/2011	10.15	.03	(.04)	(.01)	(.03)	10.11	(.09)	60	1.51	1.51	.26
Year ended 8/31/2010	10.02	.05	.13	.18	(.05)	10.15	1.85	50	1.51	1.51	.50
Year ended 8/31/2009	9.90	.09	.14	.23	(.11)	10.02	2.31	23	1.54	1.54	.89
Class 529-E:
Year ended 8/31/2013	10.10	.01	(.13)	(.12)	(.03)	9.95	(1.23)	18	1.01	1.01	.10
Year ended 8/31/2012	10.11	.04	.01	.05	(.06)	10.10	.46	17	1.01	1.01	.38
Year ended 8/31/2011	10.15	.08	(.04)	.04	(.08)	10.11	.41	14	1.01	1.01	.76
Year ended 8/31/2010	10.02	.11	.13	.24	(.11)	10.15	2.36	10	1.00	1.00	1.00
Year ended 8/31/2009	9.90	.14	.14	.28	(.16)	10.02	2.83	4	1.04	1.03	1.40

18	Short-Term Bond Fund of America

		(Loss) income from investment operations[1]
	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers[3]		Ratio of net income (loss) to average net assets[3]
Class 529-F-1:
Year ended 8/31/2013	$10.10	$.06	$(.14)	$(.08)	$(.07)	$9.95	(.75)%	$41	.53%		.53%		.59%
Year ended 8/31/2012	10.11	.09	.01	.10	(.11)	10.10	.95	36	.52		.52		.87
Year ended 8/31/2011	10.15	.13	(.04)	.09	(.13)	10.11	.91	27	.51		.51		1.25
Year ended 8/31/2010	10.02	.16	.13	.29	(.16)	10.15	2.88	18	.50		.50		1.50
Year ended 8/31/2009	9.90	.19	.14	.33	(.21)	10.02	3.34	8	.54		.53		1.92
Class R-1:
Year ended 8/31/2013	10.10	(.04)	(.14)	(.18)	— [4]	9.92	(1.77)	5	1.47		1.47		(.36)
Year ended 8/31/2012	10.11	(.01)	.01	—	(.01)	10.10	.02	5	1.46		1.46		(.06)
Year ended 8/31/2011	10.15	.04	(.04)	—	(.04)	10.11	(.02)	6	1.44		1.44		.33
Year ended 8/31/2010	10.02	.06	.13	.19	(.06)	10.15	1.91	5	1.46		1.46		.55
Year ended 8/31/2009	9.90	.10	.14	.24	(.12)	10.02	2.41	3	1.45		1.45		1.07
Class R-2:
Year ended 8/31/2013	10.10	(.03)	(.14)	(.17)	— [4]	9.93	(1.67)	41	1.46		1.46		(.35)
Year ended 8/31/2012	10.11	— [4]	.01	.01	(.02)	10.10	.07	38	1.41		1.41		(.02)
Year ended 8/31/2011	10.15	.03	(.04)	(.01)	(.03)	10.11	(.06)	36	1.47		1.47		.30
Year ended 8/31/2010	10.02	.06	.13	.19	(.06)	10.15	1.89	30	1.47		1.47		.54
Year ended 8/31/2009	9.90	.09	.14	.23	(.11)	10.02	2.34	15	1.55		1.51		.92
Class R-3:
Year ended 8/31/2013	10.10	.01	(.14)	(.13)	(.02)	9.95	(1.25)	55	1.03		1.03		.08
Year ended 8/31/2012	10.11	.03	.01	.04	(.05)	10.10	.44	46	1.03		1.03		.36
Year ended 8/31/2011	10.15	.08	(.04)	.04	(.08)	10.11	.39	40	1.02		1.02		.74
Year ended 8/31/2010	10.02	.10	.13	.23	(.10)	10.15	2.32	29	1.04		1.04		.96
Year ended 8/31/2009	9.90	.13	.14	.27	(.15)	10.02	2.78	13	1.10		1.09		1.39
Class R-4:
Year ended 8/31/2013	10.10	.04	(.13)	(.09)	(.06)	9.95	(.93)	25	.71		.71		.40
Year ended 8/31/2012	10.11	.07	.01	.08	(.09)	10.10	.78	21	.69		.69		.70
Year ended 8/31/2011	10.15	.11	(.04)	.07	(.11)	10.11	.71	16	.71		.71		1.06
Year ended 8/31/2010	10.02	.13	.13	.26	(.13)	10.15	2.65	10	.73		.73		1.28
Year ended 8/31/2009	9.90	.17	.14	.31	(.19)	10.02	3.13	7	.75		.75		1.67
Class R-5:
Year ended 8/31/2013	10.10	.07	(.13)	(.06)	(.09)	9.95	(.63)	13	.41		.41		.70
Year ended 8/31/2012	10.11	.10	.01	.11	(.12)	10.10	1.06	14	.41		.41		.99
Year ended 8/31/2011	10.15	.14	(.04)	.10	(.14)	10.11	1.01	15	.41		.41		1.35
Year ended 8/31/2010	10.02	.17	.13	.30	(.17)	10.15	2.97	13	.42		.42		1.60
Year ended 8/31/2009	9.90	.19	.14	.33	(.21)	10.02	3.43	9	.47		.45		2.18
Class R-6:
Year ended 8/31/2013	10.10	.08	(.14)	(.06)	(.09)	9.95	(.58)	256	.35		.35		.76
Year ended 8/31/2012	10.11	.10	.01	.11	(.12)	10.10	1.11	67	.35		.35		.97
Year ended 8/31/2011	10.15	.15	(.04)	.11	(.15)	10.11	1.06	9	.36		.36		1.42
Period from 11/20/2009[6] to 8/31/2010[7]	10.08	.13	.07	.20	(.13)	10.15	1.99	11	.36	[8]	.36	[8]	1.63 [8]
Period from 5/7/2009 to 6/15/2009[7,9]	9.93	.02	(.05)	(.03)	(.02)	9.88	(.30)	—	.04		.04		.20

	Year ended August 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	153%	57%	44%	19%	60%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any,of certain reimbursements/waivers from CRMC. During one of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Amount less than $.01.
[5]	Amount less than .01%.
[6]	The first date the share class had assets during the fund’s fiscal year ended August 31, 2010.
[7]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[8]	Annualized.
[9]	The last date the share class had assets during the fund’s fiscal year ended August 31, 2009.

See Notes to Financial Statements

Short-Term Bond Fund of America	19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Short-Term Bond Fund of America

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short-Term Bond Fund of America (the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California
October 11, 2013

20	Short-Term Bond Fund of America

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period March 1, 2013, through August 31, 2013).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Short-Term Bond Fund of America	21

	Beginning account value 3/1/2013	Ending account value 8/31/2013	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$991.17	$3.06	.61%
Class A — assumed 5% return	1,000.00	1,022.13	3.11	.61
Class B — actual return	1,000.00	988.11	6.61	1.32
Class B — assumed 5% return	1,000.00	1,018.55	6.72	1.32
Class C — actual return	1,000.00	987.11	7.26	1.45
Class C — assumed 5% return	1,000.00	1,017.90	7.38	1.45
Class F-1 — actual return	1,000.00	990.64	3.56	.71
Class F-1 — assumed 5% return	1,000.00	1,021.63	3.62	.71
Class F-2 — actual return	1,000.00	991.96	2.26	.45
Class F-2 — assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 529-A — actual return	1,000.00	990.80	3.41	.68
Class 529-A — assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 529-B — actual return	1,000.00	987.12	7.16	1.43
Class 529-B — assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class 529-C — actual return	1,000.00	986.12	7.61	1.52
Class 529-C — assumed 5% return	1,000.00	1,017.54	7.73	1.52
Class 529-E — actual return	1,000.00	989.23	5.01	1.00
Class 529-E — assumed 5% return	1,000.00	1,020.16	5.09	1.00
Class 529-F-1 — actual return	1,000.00	991.58	2.61	.52
Class 529-F-1 — assumed 5% return	1,000.00	1,022.58	2.65	.52
Class R-1 — actual return	1,000.00	986.12	7.31	1.46
Class R-1 — assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class R-2 — actual return	1,000.00	987.11	7.26	1.45
Class R-2 — assumed 5% return	1,000.00	1,017.90	7.38	1.45
Class R-3 — actual return	1,000.00	989.11	5.11	1.02
Class R-3 — assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class R-4 — actual return	1,000.00	990.69	3.56	.71
Class R-4 — assumed 5% return	1,000.00	1,021.63	3.62	.71
Class R-5 — actual return	1,000.00	992.18	2.06	.41
Class R-5 — assumed 5% return	1,000.00	1,023.14	2.09	.41
Class R-6 — actual return	1,000.00	993.45	1.76	.35
Class R-6 — assumed 5% return	1,000.00	1,023.44	1.79	.35

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

22	Short-Term Bond Fund of America

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended August 31, 2013:

U.S. government income that may be exempt from state taxation	$5,953,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2014, to determine the calendar year amounts to be included on their 2013 tax returns. Shareholders should consult their tax advisors.

Short-Term Bond Fund of America	23

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through March 31, 2014. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing current income consistent with the maturity and quality standards described in the prospectus and preservation of capital. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and a relevant market index, over various periods through October 31, 2012. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. Among other things, the board and the committee reviewed the fund’s investment results measured against the Lipper Short Investment Grade Debt Funds Average and the Barclays U.S. Government/Credit 1-3 Years ex BBB Index. They noted that the investment results of the fund were the same as the results of the Barclays index for the one-year period, while lower than those of the Barclays index for the 10-month, three-year, five-year and lifetime periods and lower than those of the Lipper average for all periods considered. They also noted that the standard deviation of the fund’s returns, a measure of risk, was below the Lipper average for all periods. The board and the committee concluded that the fund’s investment results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses were below the median fees and expenses of the other funds in the Lipper Short Investment Grade Debt Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences

24	Short-Term Bond Fund of America

appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Short-Term Bond Fund of America	25

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee
William H. Baribault, 68	2010	Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	69	None
James G. Ellis, 66	2006	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	69	Quiksilver, Inc.
Leonard R. Fuller, 67	2006	President and CEO, Fuller Consulting (financial management consulting firm)	69	None
W. Scott Hedrick, 68	2010	Founding General Partner, InterWest Partners (venture capital firm)	65	Hot Topic, Inc.; Office Depot, Inc.
R. Clark Hooper, 67 Chairman of the Board (Independent and Non-Executive)	2006	Private investor	71	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.
Merit E. Janow, 55	2010	Dean and Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body (2003–2007)	68	The NASDAQ Stock Market LLC; Trimble Navigation Limited
Laurel B. Mitchell, Ph.D., 58	2009	Clinical Professor and Director, Accounting Program, University of Redlands	65	None
Frank M. Sanchez, 70	2006	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	65	None
Margaret Spellings, 55	2009	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce; former U.S. Secretary of Education, U.S. Department of Education	69	None
Steadman Upham, Ph.D., 64	2007	President and University Professor, The University of Tulsa	68	None

“Interested” trustees5,6

Name, age and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee
John H. Smet, 57	2011	Director, Capital Research and Management Company; Senior Vice President — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	20	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

26	Short-Term Bond Fund of America

Other officers6

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David A. Hoag, 48 President	2006	Senior Vice President — Capital Fixed Income Investors, Capital Research and Management Company;
Senior Vice President — Capital Fixed Income Investors, Capital Guardian Trust Company;[7]
		Senior Vice President — Capital Fixed Income Investors, Capital Bank and Trust Company[7]
Kristine M. Nishiyama, 43 Senior Vice President	2006	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[7]
John R. Queen, 48 Vice President	2011	Vice President — Capital Fixed Income Investors, Capital Research and Management Company;
Vice President — Capital Fixed Income Investors, Capital Guardian Trust Company;[7]
		Senior Vice President — Private Client Services Division, Capital Guardian Trust Company[7]
Courtney R. Taylor, 38 Secretary	2006	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Karl C. Grauman, 45 Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Steven I. Koszalka, 49 Assistant Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 62 Assistant Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Ari M. Vinocor, 38 Assistant Treasurer	2006	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Reflects funds managed by Capital Research and Management Company, including the American Funds; American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® which is available through tax-favored retirement plans and IRAs; American Funds Portfolio Series;SM and American Funds College Target Date Series.SM
[4]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	“Interested persons” within the meaning of the Investment Company Act of 1940,on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

Short-Term Bond Fund of America	27

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2013, portfolio of Short-Term Bond Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Short-Term Bond Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Short-Term Bond Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2013, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

28	Short-Term Bond Fund of America

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 25 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 63% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2012.
[2]	Based on Class A share results for rolling periods through December 31, 2012. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
[3]	Based on management fees for the 20-year period ended December 31, 2012, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2012	$56,000
2013	$59,000

b) Audit-Related Fees:
2012	None
2013	None

c) Tax Fees:
2012	$6,000
2013	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2012	None
2013	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2012	None
2013	None

c) Tax Fees:
2012	$1,000
2013	$32,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2012	$2,000
2013	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $9,000 for fiscal year 2012 and $40,000 for fiscal year 2013. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Short-Term Bond Fund of America® Investment portfolio August 31, 2013

Bonds, notes & other debt instruments 87.99%
	Principal amount	Value
Federal agency bonds & notes 26.15%	(000)	(000)

Fannie Mae 1.00% 2013	$24,950	$ 24,964
Fannie Mae 0.75% 2014	21,020	21,137
Fannie Mae 0.875% 2014	28,750	28,941
Fannie Mae 2.75% 2014	40,000	40,554
Fannie Mae 4.625% 2014	15,000	15,731
Fannie Mae 0.375% 2015	21,010	21,003
Fannie Mae 0.50% 2015	20,000	19,953
Fannie Mae 1.625% 2015	15,000	15,353
Fannie Mae 0.375% 2016	25,000	24,652
Fannie Mae 0.50% 2016	50,000	49,798
Fannie Mae 0.50% 2016	31,070	30,870
Fannie Mae 1.375% 2016	50,000	50,554
Fannie Mae 0.75% 2017	50,000	49,197
Fannie Mae 0.95% 2017	20,000	19,525
Fannie Mae 1.00% 2017	41,750	40,620
Fannie Mae 1.25% 2017	50,000	50,232
Fannie Mae 5.00% 2017	63,805	72,324
Fannie Mae 0.875% 2018	19,500	18,714
Fannie Mae, Series 2013-M4, multifamily 1.064% 2018[1]	16,343	16,443
Fannie Mae, Series 2009-M2, Class A1, multifamily 2.387% 2019[1]	499	499
Fannie Mae, Series 2012-M2, Class A1, multifamily 1.824% 2022[1]	6,711	6,628
Freddie Mac 0.375% 2013	15,000	15,007
Freddie Mac, Series 1, 0.50% 2013	50,000	50,021
Freddie Mac 0.625% 2014	36,000	36,140
Freddie Mac 0.75% 2014	15,000	15,085
Freddie Mac 3.00% 2014	40,000	41,013
Freddie Mac 5.00% 2014	10,000	10,419
Freddie Mac 0.50% 2015	15,000	15,017
Freddie Mac 0.50% 2016	36,480	36,214
Freddie Mac 2.50% 2016	45,000	47,044
Freddie Mac 1.00% 2017	15,000	14,703
Freddie Mac 1.00% 2017	6,100	6,028
Freddie Mac 0.75% 2018	20,000	19,235
Freddie Mac, Series K707, Class A1, multifamily 1.615% 2018[1]	470	473
Freddie Mac, Series K708, Class A1, multifamily 1.67% 2018[1]	11,782	11,863
Freddie Mac, Series K703, Class A1, multifamily 1.873% 2018[1]	14,291	14,512
Freddie Mac, Series K710, Class A1, multifamily 1.437% 2019[1]	14,843	14,782
Federal Home Loan Bank 3.625% 2013	40,820	41,009
Federal Home Loan Bank 0.375% 2014	4,125	4,129
Federal Home Loan Bank 0.375% 2015	25,000	24,956
Federal Home Loan Bank 0.50% 2015	30,000	29,998
Federal Home Loan Bank 0.375% 2016	75,000	74,195
Federal Home Loan Bank, Series 2816, 1.00% 2017	5,980	5,921
Private Export Funding Corp. 1.375% 2017	36,930	37,165
		1,182,621
Bonds, notes & other debt instruments
U.S. Treasury bonds & notes 21.32%	Principal amount	Value
U.S. Treasury 20.76%	(000)	(000)

U.S. Treasury 1.50% 2013	$56,250	$ 56,511
U.S. Treasury 3.125% 2013	80,000	80,183
U.S. Treasury 1.75% 2014	15,000	15,143
U.S. Treasury 1.875% 2014	44,250	44,766
U.S. Treasury 1.875% 2014	40,000	40,356
U.S. Treasury 2.25% 2014	25,000	25,393
U.S. Treasury 2.375% 2014	25,000	25,591
U.S. Treasury 2.625% 2014	20,000	20,634
U.S. Treasury 4.25% 2014	25,000	26,212
U.S. Treasury 0.25% 2015	50,000	49,982
U.S. Treasury 0.25% 2015	30,000	29,947
U.S. Treasury 1.25% 2015	25,000	25,425
U.S. Treasury 2.50% 2015	45,945	47,593
U.S. Treasury 4.00% 2015	7,500	7,903
U.S. Treasury 4.125% 2015	15,000	15,957
U.S. Treasury 0.25% 2016	75,000	74,140
U.S. Treasury 0.375% 2016	88,195	87,669
U.S. Treasury 1.00% 2016	55,000	55,266
U.S. Treasury 0.625% 2017	41,130	40,081
U.S. Treasury 0.75% 2017	25,000	24,602
U.S. Treasury 1.00% 2017	65,000	64,802
U.S. Treasury 4.50% 2017	72,000	80,801
		938,957
U.S. Treasury inflation-protected securities[2] 0.56%

U.S. Treasury Inflation-Protected Security 2.00% 2014	25,273	25,529
Total U.S. Treasury bonds & notes		964,486
Mortgage-backed obligations[1] 17.16%

Fannie Mae 4.00% 2019	9,102	9,595
Fannie Mae 4.00% 2019	4,088	4,310
Fannie Mae 4.00% 2019	3,772	3,978
Fannie Mae 4.50% 2021	3,753	3,974
Fannie Mae 2.50% 2023	66,991	68,239
Fannie Mae 2.50% 2023	28,519	29,050
Fannie Mae 3.00% 2023	4,750	4,909
Fannie Mae 3.00% 2023	4,683	4,849
Fannie Mae 5.00% 2023	1,199	1,289
Fannie Mae 5.00% 2023	877	943
Fannie Mae 6.00% 2023	3,165	3,482
Fannie Mae 4.00% 2024	2,333	2,464
Fannie Mae 6.00% 2024	1,917	2,121
Fannie Mae 6.00% 2024	1,743	1,919
Fannie Mae 3.50% 2025	7,019	7,343
Fannie Mae 3.50% 2025	2,558	2,676
Fannie Mae 4.50% 2025	7,074	7,498
Fannie Mae 3.50% 2026	5,522	5,778
Fannie Mae 2.50% 2027	5,621	5,578
Fannie Mae 2.50% 2027	5,563	5,518
Fannie Mae 2.50% 2027	4,002	3,970
Fannie Mae 2.50% 2027	3,942	3,910
Bonds, notes & other debt instruments
	Principal amount	Value
Mortgage-backed obligations[1] (continued)	(000)	(000)

Fannie Mae 2.50% 2027	$ 3,926	$ 3,895
Fannie Mae 2.50% 2027	3,917	3,885
Fannie Mae 2.50% 2027	989	980
Fannie Mae 2.50% 2027	913	905
Fannie Mae 3.50% 2027	42,430	44,399
Fannie Mae 2.50% 2028	41,510	41,164
Fannie Mae 2.50% 2028	20,043	19,880
Fannie Mae 2.50% 2028	17,832	17,694
Fannie Mae 2.50% 2028	11,160	11,069
Fannie Mae 3.50% 2028	33,945	35,527
Fannie Mae 3.50% 2028	23,350	24,378
Fannie Mae, Series 2007-114, Class A7, 0.384% 2037[3]	7,500	7,396
Fannie Mae 2.594% 2037[3]	3,306	3,518
Fannie Mae 2.575% 2038[3]	693	742
Fannie Mae 6.00% 2038	14,369	15,721
Fannie Mae 6.00% 2038	5,703	6,240
Fannie Mae 6.00% 2038	465	509
Fannie Mae 3.497% 2039[3]	2,064	2,169
Fannie Mae 3.58% 2039[3]	1,663	1,755
Fannie Mae 3.592% 2039[3]	2,532	2,666
Fannie Mae 3.621% 2039[3]	1,461	1,535
Fannie Mae 3.842% 2039[3]	1,694	1,789
Fannie Mae 3.936% 2039[3]	1,151	1,217
Fannie Mae 3.952% 2039[3]	1,525	1,616
Fannie Mae 3.246% 2040[3]	3,656	3,859
Fannie Mae 4.195% 2040[3]	4,308	4,537
Fannie Mae 4.406% 2040[3]	5,718	6,052
Fannie Mae 2.467% 2041[3]	13,557	13,913
Fannie Mae 3.168% 2041[3]	5,375	5,564
Fannie Mae 3.528% 2041[3]	2,186	2,268
Fannie Mae 3.774% 2041[3]	5,487	5,839
Fannie Mae 4.50% 2041	14,293	15,125
Fannie Mae 5.00% 2041	8,433	9,140
Fannie Mae 2.414% 2042[3]	7,027	7,203
Fannie Mae 2.63% 2042[3]	12,092	12,276
Fannie Mae 4.00% 2043	20,000	20,631
Fannie Mae 4.50% 2043	25,450	26,858
Freddie Mac 5.50% 2024	22,920	24,579
Freddie Mac 5.50% 2034	1,144	1,235
Freddie Mac 5.50% 2036	1,154	1,244
Freddie Mac 2.854% 2037[3]	328	351
Freddie Mac 2.858% 2037[3]	385	411
Freddie Mac 2.463% 2038[3]	63	67
Freddie Mac 2.682% 2038[3]	998	1,069
Freddie Mac 2.802% 2038[3]	816	867
Freddie Mac 5.268% 2038[3]	904	965
Freddie Mac 3.789% 2039[3]	2,801	2,986
Freddie Mac 3.909% 2039[3]	491	525
Freddie Mac 3.922% 2039[3]	2,297	2,451
Freddie Mac 3.512% 2040[3]	9,931	10,488
Freddie Mac 3.195% 2041[3]	10,761	11,149
Freddie Mac 2.36% 2043[3]	7,871	7,654
Wachovia Bank Commercial Mortgage Trust, Series 2003-C7, Class A2, 5.077% 2035[3,4]	663	663
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A-7, 5.118% 2042[3]	9,483	10,068
Bonds, notes & other debt instruments
	Principal amount	Value
Mortgage-backed obligations[1] (continued)	(000)	(000)

Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A-5, 5.342% 2043	$ 9,000	$ 9,910
Wachovia Bank Commercial Mortgage Trust, Series 2006-C-23, Class A-M, 5.915% 2043[3]	6,048	6,525
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A-4, 4.895% 2037	4,500	4,763
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.464% 2037[3]	297	300
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class A-3, 4.697% 2042	784	783
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP6, Class A-M, 5.525% 2043[3]	4,373	4,765
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A-4, 5.814% 2043[3]	2,586	2,817
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2012-C6, Class A-1, 1.031% 2045	2,096	2,089
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-1, 1.875% 2046[4]	4,091	4,116
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A-1-A, 5.85% 2051[3]	3,690	4,151
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-M 5.204% 2049[3]	5,500	5,946
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A-3, 6.093% 2049[3]	6,795	7,632
CS First Boston Mortgage Securities Corp., Series 2006-C4, Class A-3, 5.467% 2039	12,455	13,553
LB Commercial Mortgage Trust, Series 2007-C3, Class A-1-A, multifamily 6.036% 2044[3]	9,195	10,283
GS Mortgage Securities Corp. II, Series 2011-GC5, Class A-1, 1.468% 2044	8,909	8,939
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A-M, 5.413% 2039	7,932	8,628
Royal Bank of Canada 3.125% 2015[4]	7,000	7,275
DBUBS Mortgage Trust, Series 2011-LC3A, Class A1, 2.238% 2044	1,564	1,584
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[4]	5,190	5,469
GE Commercial Mortgage Corp., Series 2005-C2, Class A-4, 4.978% 2043[3]	5,000	5,262
Bank of Montreal 2.85% 2015[4]	5,000	5,193
Crown Castle Towers LLC, Series 2010-1, Class C, 4.523% 2035[4]	4,000	4,170
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-4, 5.378% 2042[3]	3,375	3,596
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR7, Class A-2, 4.945% 2041	110	110
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW13, Class A-AB, 5.53% 2041	2,715	2,807
American General Mortgage Loan Trust, Series 2010-1A, Class A-1, 5.15% 2058[3,4]	758	770
Ally Financial Inc., Series 2004-C3, Class A-4, 4.547% 2041	322	323
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class A-2, 4.806% 2042	1	1
		775,839
Corporate bonds & notes 16.55%
Financials 5.56%

JPMorgan Chase & Co. 3.40% 2015	17,750	18,492
JPMorgan Chase & Co. 1.125% 2016	7,440	7,424
Toyota Motor Credit Corp. 1.25% 2014	10,000	10,090
Toyota Motor Credit Corp. 0.875% 2015	7,500	7,536
Toyota Motor Credit Corp. 1.75% 2017	5,000	5,003
Wells Fargo & Co. 3.75% 2014	7,500	7,761
Wells Fargo & Co. 0.464% 2015[3]	12,513	12,480
Citigroup Inc. 6.00% 2013	1,290	1,310
Citigroup Inc. 4.75% 2015	9,445	10,007
Citigroup Inc. 1.226% 2016[3]	8,510	8,555
Goldman Sachs Group, Inc. 1.60% 2015	10,400	10,470
Murray Street Investment Trust I 4.647% 2017	6,150	6,525
Nordea Bank, Series 2, 3.70% 2014[4]	14,500	15,005
Simon Property Group, LP 5.75% 2015	11,250	12,333
HSBC Bank PLC 2.00% 2014[4]	12,000	12,072
Westfield Group 5.75% 2015[4]	9,440	10,300
Berkshire Hathaway Inc. 0.95% 2016	10,000	9,988
DaimlerChrysler North America Holding Corp. 1.25% 2016[4]	10,000	9,965
Volkswagen International Finance NV 1.15% 2015[4]	7,500	7,534
Bank of America Corp. 1.093% 2016[3]	7,500	7,514
BNP Paribas 3.022% 2014[3]	7,000	7,203
Royal Bank of Canada 1.50% 2018	7,280	7,113
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds & notes — Financials (continued)	(000)	(000)

Morgan Stanley 3.80% 2016	$ 5,890	$ 6,161
UBS AG 3.875% 2015	5,253	5,473
PNC Funding Corp. 5.40% 2014	5,000	5,185
MetLife Global Funding I 5.125% 2014[4]	5,000	5,179
Credit Suisse Group AG 5.50% 2014	5,000	5,164
BB&T Corp., 2.05% 2018	4,750	4,689
Abbey National Treasury Services PLC 3.875% 2014[4]	4,100	4,225
Société Générale 3.10% 2015[4]	4,000	4,155
Barclays Bank PLC 5.20% 2014	2,670	2,770
US Bank NA 4.95% 2014	2,000	2,100
ACE INA Holdings Inc. 5.875% 2014	1,665	1,730
		251,511
Health care 2.95%

Merck & Co., Inc. 0.623% 2018[3]	26,200	26,219
Merck & Co., Inc. 1.10% 2018	5,000	4,815
AbbVie Inc. 1.20% 2015	15,655	15,707
Novartis Capital Corp. 4.125% 2014	15,000	15,237
Sanofi 0.586% 2014[3]	14,500	14,525
UnitedHealth Group Inc. 0.85% 2015	9,910	9,918
UnitedHealth Group Inc. 1.875% 2016	3,000	3,049
Pfizer Inc. 0.575% 2018[3]	10,000	10,021
GlaxoSmithKline Capital PLC 0.75% 2015	8,750	8,767
Sutter Health 1.09% 2053	7,475	7,399
Amgen Inc. 1.875% 2014	5,000	5,078
Johnson & Johnson 0.354% 2014[3]	5,000	5,007
Catholic Health Initiatives, Series 2012, 1.60% 2017	3,380	3,292
Aetna Inc. 1.50% 2017	3,088	2,998
McKesson Corp. 0.95% 2015	1,285	1,285
		133,317
Energy 2.04%

Shell International Finance BV 4.00% 2014	10,000	10,199
Shell International Finance BV 0.625% 2015	7,300	7,289
Shell International Finance BV 3.10% 2015	7,500	7,843
Shell International Finance BV 1.90% 2018	10,000	9,938
Total Capital Canada Ltd. 1.625% 2014	5,000	5,029
Total Capital International 0.75% 2016	10,000	9,945
Total Capital International 1.50% 2017	5,000	4,987
Total Capital Canada Ltd. 1.45% 2018	4,980	4,869
Chevron Corp. 0.889% 2016	18,550	18,534
StatoilHydro ASA 2.90% 2014	2,070	2,124
StatoilHydro ASA 1.20% 2018	5,000	4,862
TransCanada PipeLines Ltd. 3.40% 2015	6,275	6,557
		92,176
Information technology 1.59%

International Business Machines Corp. 0.875% 2014	5,000	5,028
International Business Machines Corp. 1.25% 2014	7,910	7,951
International Business Machines Corp. 0.55% 2015	5,250	5,254
International Business Machines Corp. 0.45% 2016	8,305	8,207
International Business Machines Corp. 2.00% 2016	2,500	2,563
Cisco Systems, Inc. 0.523% 2014[3]	17,500	17,525
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds & notes — Information technology (continued)	(000)	(000)

Apple Inc. 0.45% 2016	$15,500	$ 15,345
Google Inc. 1.25% 2014	5,000	5,031
Oracle Corp. 1.20% 2017	5,000	4,868
		71,772
Industrials 1.15%

General Electric Capital Corp. 1.625% 2015	7,250	7,343
General Electric Capital Corp., Series A, 2.15% 2015	5,000	5,100
General Electric Capital Corp. 2.30% 2017	10,000	10,136
General Electric Corp. 5.25% 2017	800	905
Honeywell International Inc. 3.875% 2014	8,400	8,533
Precision Castparts Corp. 0.70% 2015	7,290	7,265
Canadian National Railway Co. 4.95% 2014	5,000	5,081
Boeing Company 0.95% 2018	3,160	3,007
John Deere Capital Corp., Series D, 4.90% 2013	3,000	3,001
Raytheon Co. 6.75% 2018	1,225	1,463
		51,834
Telecommunication services 0.98%

Verizon Communications Inc. 7.375% 2013	5,000	5,066
Verizon Communications Inc. 1.25% 2014	2,500	2,517
Verizon Communications Inc. 5.55% 2014	12,000	12,230
Verizon Communications Inc. 3.00% 2016	3,000	3,125
AT&T Inc. 0.90% 2016	11,510	11,435
AT&T Inc. 2.40% 2016	5,000	5,142
France Télécom 4.375% 2014	2,800	2,884
France Télécom 2.125% 2015	2,100	2,136
		44,535
Consumer staples 0.86%

PepsiCo, Inc. 0.875% 2013	17,500	17,510
Anheuser-Busch InBev NV 0.628% 2014[3]	10,320	10,351
Coca-Cola Co. 3.625% 2014	10,000	10,166
Sysco Corp. 4.60% 2014[4]	845	861
		38,888
Consumer discretionary 0.59%

Walt Disney Co. 4.50% 2013	5,000	5,057
Walt Disney Co. 0.875% 2014	8,400	8,456
Target Corp. 1.125% 2014	7,000	7,044
McDonald’s Corp. 0.75% 2015	6,000	6,019
		26,576
Materials 0.44%

BHP Billiton Finance (USA) Ltd. 1.125% 2014	5,000	5,040
BHP Billiton Finance (USA) Ltd. 1.00% 2015	7,500	7,552
Rio Tinto Finance (USA) Ltd. 1.375% 2016	7,460	7,427
		20,019
Utilities 0.39%

National Rural Utilities Cooperative Finance Corp. 1.00% 2015	7,425	7,465
Entergy Louisiana, LLC 1.875% 2014	4,650	4,710
Consumers Energy Co., First Mortgage Bonds, Series P, 5.50% 2016	2,500	2,804
Georgia Power Co., Series 2008-D, 6.00% 2013	2,600	2,622
		17,601
Total corporate bonds & notes		748,229
Bonds, notes & other debt instruments
	Principal amount	Value
Municipals 3.04%	(000)	(000)

State of Florida, Hurricane Catastrophe Fund Finance Corp., Revenue Bonds, Series 2013-A, 1.298% 2016	$20,970	$ 20,769
State of Florida, Hurricane Catastrophe Fund Finance Corp., Revenue Bonds, Series 2010-A, 5.00% 2016	5,000	5,547
State of New Jersey, Transportation Trust Fund Authority, Transportation System Revenue Refunding Bonds,
Series 2013-B, 1.087% 2016	25,000	24,800
State of Florida, Greater Orlando Aviation Authority, Airport Facilities Revenue Refunding Bonds,
Series 2008-A, Alternative Minimum Tax, Assured Guaranty Municipal insured, 5.25% 2014	10,645	11,202
State of Florida, Greater Orlando Aviation Authority, Airport Facilities Revenue Refunding Bonds,
Series 2007-A, Alternative Minimum Tax, Assured Guaranty Municipal insured, 5.00% 2015	8,180	8,896
State of Texas, Harris County, Toll Road Revenue Refunding Bonds, Series 2012-D, 1.061% 2016	15,000	14,780
State of New York, Urban Development Corp., Service Contract Revenue Refunding Bonds,
Series 2010-B, 5.00% 2014	10,000	10,162
State of Florida, Citizens Property Insurance Corp.,
Personal Lines Account/Commercial Lines Account Secured Bonds, Series 2012-A-1, 5.00% 2017	7,000	7,790
State of New Jersey, Higher Education Student Assistance Authority, Student Loan Revenue Bonds,
Series 2013-1-A, Alternative Minimum Tax, 4.00% 2016	3,680	3,944
State of New Jersey, Higher Education Student Assistance Authority, Student Loan Revenue Bonds,
Series 2013-1-A, Alternative Minimum Tax, 5.00% 2017	3,200	3,544
State of California, Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue Bonds,
Series 2006-C-2, 1.45% 2045 (put 2017)	4,950	4,880
State of California, Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue Bonds,
Series 2006-C-4, 1.45% 2045 (put 2017)	925	912
State of California, Infrastructure and Economic Development Bank, Revenue Refunding Bonds
(J. Paul Getty Trust), Series 2012-B-2, 0.36% 2047 (put 2015)[3]	4,320	4,317
State of Ohio, Housing Finance Agency, Single-family Mortgage Revenue Bonds, Series 2011-2, 4.50% 2028	1,860	1,982
State of Ohio, Housing Finance Agency, Single-family Mortgage Revenue Bonds, Series 2011-3, 4.50% 2029	2,100	2,244
State of Mississippi, General Obligation Bonds, Series 2009-D, 3.048% 2014	2,510	2,580
State of Florida, Citizens Property Insurance Corp., Coastal Account Secured Bonds,
Series 2011-A-3, Assured Guaranty Municipal insured, 1.71% 2014[3]	2,500	2,524
State of Florida, Housing Finance Corp., Homeowner Mortgage Revenue Bonds, Series 2011-C, 4.50% 2030	2,345	2,504
State of Indiana, Trustees of Indiana University, Indiana University Student Fee Revenue Refunding Bonds,
Series V-1, 5.00% 2018	2,000	2,314
State of Tennessee, Housing Development Agency, Homeownership Program Bonds,
Issue 2012-2-C, 4.00% 2038	1,465	1,566
		137,257
Asset-backed obligations[1] 2.50%

Aesop Funding II LLC, Series 2010-3A, Class A, 4.64% 2016[4]	28,331	29,855
Aesop Funding II LLC, Series 2010-5A, Class A, 3.15% 2017[4]	17,419	18,110
Aesop Funding II LLC, Series 2013-1A, Class A, 1.92% 2019[4]	5,415	5,262
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-1, 1.12% 2017[4]	25,000	24,762
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2010-1A, Class A-2, 3.74% 2017[4]	5,300	5,592
Volkswagen Auto Lease Trust, Series 2013-A, Class A-3, 0.84% 2016	7,000	7,002
Aesop Funding LLC, Series 2011-5A, Class A, 3.27% 2018[4]	6,000	6,234
Detroit Edison Securitization Funding LLC, Series 2001-1, Class A-6, 6.62% 2016	3,500	3,708
Reliant Energy Transition Bond Co. LLC, Series 2001-1, Class A-4, 5.63% 2015	3,166	3,171
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-1, 4.192% 2020	476	502
Chase Issuance Trust, Series 2008-13, Class A, 1.773% 2015[3]	3,000	3,002
Enterprise Fleet Financing LLC 1.62% 2017[4]	2,213	2,223
JCP&L Transition Funding II LLC, Transition Bonds, Series 2006-A, Class A-2, 5.41% 2016	2,138	2,198
World Omni Auto Receivables Trust, Series 2010-A, Class A-4, 2.21% 2015	1,293	1,297
		112,918
Bonds, notes & other debt instruments
	Principal amount	Value
Bonds & notes of government agencies outside the U.S. 1.27%	(000)	(000)

KfW 0.50% 2015	$ 28,740	$ 28,689
United Kingdom Government Agency-Guaranteed, Network Rail Infrastructure Ltd 1.50% 2014[4]	10,000	10,049
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 0.773% 2014[3,4]	10,000	10,043
France Government Agency-Guaranteed, Société Finance 3.375% 2014[4]	5,000	5,104
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 3.45% 2014[4]	3,550	3,647
		57,532
Total bonds, notes & other debt instruments (cost: $3,975,612,000)		3,978,882
Short-term securities 10.03%

Freddie Mac 0.10%–0.14% due 11/19/2013–5/1/2014	139,900	139,833
Private Export Funding Corp. 0.21%–0.235% due 11/5/2013–2/20/2014[4]	96,600	96,531
Federal Home Loan Bank 0.11% due 12/11/2013	83,000	82,989
General Electric Co. 0.04% due 9/3/2013	24,000	24,000
General Electric Capital Corp. 0.17% due 9/12/2013	11,600	11,600
Siemens Capital Co. LLC 0.12% due 9/12/2013[4]	30,000	29,998
Gotham Funding Corp. 0.16% due 9/20/2013[4]	21,200	21,198
Toronto-Dominion Holdings USA Inc. 0.23% due 11/8/2013[4]	15,000	14,998
Chariot Funding, LLC 0.30% due 2/27/2014[4]	14,000	13,985
Federal Farm Credit Banks 0.16% due 3/25/2014	10,500	10,494
Fannie Mae 0.137% due 9/11/2013	7,800	7,800
Total short-term securities (cost: $453,369,000)		453,426
Total investment securities (cost: $4,428,981,000)		4,432,308
Other assets less liabilities		89,681
Net assets		$4,521,989

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Coupon rate may change periodically.
[4]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $394,543,000, which represented 8.72% of the net assets of the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-048-1013O-S37746

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Short-Term Bond Fund of America

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Short-Term Bond Fund of America (the “Fund”) as of August 31, 2013, and for the year then ended and have issued our unqualified report thereon dated October 11, 2013 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund’s investment portfolio (the “Portfolio”) as of August 31, 2013 appearing in Item 6 of this Form N-CSR. The Portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP

Los Angeles, California

October 11, 2013

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SHORT-TERM BOND FUND OF AMERICA

By /s/ John R. Queen
John R. Queen, Vice President and Principal Executive Officer

Date: October 31, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ John R. Queen
John R. Queen, Vice President and Principal Executive Officer

Date: October 31, 2013

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: October 31, 2013